Exhibit 3.1


                                   Delaware                     PAGE 1

                         -----------------------------
                                The First State

      I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF "AIS FUTURES FUND IV L.P." AS RECEIVED AND FILED IN THIS OFFICE.

      THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

      CERTIFICATE OF LIMITED PARTNERSHIP, FILED THE THIRTIETH DAY OF AUGUST, A.D. 1996, AT 10 O'CLOCK A.M.

      RESTATED CERTIFICATE, FILED THE TWENTY-FIFTH DAY OF SEPTEMBER, A.D. 1997, AT 1 O'CLOCK P.M.

      AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED PARTNERSHIP, "AIS FUTURES FUND IV L.P.".

                                  /s/ Harriet Smith Windsor
                                  ---------------------------------------------
2658515  8100H                        Harriet Smith Windsor, Secretary of State

070469584                             AUTHENTICATION:  5618127

                                                DATE:  4-24-07


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                                                      STATE OF DELAWARE
                                                      SECRETARY OF STATE
                                                   DIVISION OF CORPORATIONS
                                                   FILED 10:00 PM 08/30/1996
                                                      960253404 - 2658515



                      CERTIFICATE OF LIMITED PARTNERSHIP
                                      OF
                           AIS FUTURES FUND IV L.P.

      THIS Certificate of Limited Partnership of AIS Futures Fund IV L.P. (the "Partnership"}, dated as of the 28th day of August, 1996, is being duly executed and filed by the undersigned in accordance with the provisions of 6 De1.C. ss.17-201 to form a limited partnership under the Delaware Revised Uniform Limited Partnership Act {6 De1.C, ss.17-101, et seq.).

      1. Name. The name of the limited partnership formed hereby is AIS Futures Fund IV L.P.

      2. Registered Office. The address of the registered office of the Partnership in the State of Delaware is c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

      3. Registered Agent. The name and address of the registered agent for service of proceae on the Partnership in the State of Delaware is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County. Delaware 19801.

      4. General Partner. The name and the business address of the sole general partner of the Partnership is:

         AIS Futures Management, Inc.
         375 Park Avenue, Suite 3403
         New York, New York 10152

      IN WITNESS WHEREOF, the undersigned has executed this Certificate of Limited Partnership as of the date first-above written.

                                     AIS Futures Management, Inc.
                                     General Partner

                                     /s/ John R. Hummel
                                     ------------------------------------
                                     John R. Hummel, President

            AMENDED AND RESTATED CERTIFICATE OF LIMITED PARTNERSHIP
                                      OF
                           AIS FUTURES FUND IV L.P.

      This Amended and Restated Certificate of Limited Partnership of AIS Futures Fund IV L.P. (the "Partnership"), dated as of the 25th day of
September, 1997, is being duly executed and filed by the undersigned in accordance with the provisions of 6 Del.C. ss.17-210 to amend and restate the original Certificate of Limited Partnership of the Partnership, which was filed on August 30, 1996, with the Secretary of State of the State of Delaware, as heretofore amended, (the "Certificate"), to form a limited partnership under the Delaware Revised Uniform Limited Partnership Act (6
Del.C. ss.17-101, et seq.). The original name of the limited partnership was AIS Futures Fund IV L.P.

      The Certificate is hereby amended and restated in its entirety to read as follows:

      1. Name. The name of the limited partnership formed hereby is "AIS Futures Fund IV L.P."

      2. Registered Office. The address of the registered office of the Partnership in the State of Delaware is c/o The Corporation Trust Company, Corporation Trust center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

      3. Registered Agent. The name and address of the registered agent for service of process on the Partnership in the State of Delaware is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.


   STATE OF DELAWARE
   SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 01:00 PM 09/25/1997
   971322384 - 2658515

      4. General Partner. The name and the business address of the sole general partner of the Partnership is:

                          AIS Futures Management LLC
                          187 Danbury Road
                          P.O. Box 806
                          Wilton, Connecticut 06897

      IN WITNESS WHEREOF, the undersigned general partner has duly executed this Amended and Restated Certificate of Limited Partnership as of the date first-above written.

                                     AIS Futures Management LLC
                                     General Partner

                                     /s/ John R. Hummel
                                     ------------------------------------
                                     John R. Hummel, President